EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 31, 1998, in Pre-effective Amendment No. 1 to the Registration Statement (Form S-3) and related Prospectus of TearDrop Golf Company for the registration of 1,520,690 shares of its Common Stock.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
June 24, 1998